Investor Presentation June 9, 2022

INVESTOR PRESENTATION DISCLAIMERS 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR PRESENTATION In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 3

INVESTOR PRESENTATION Advancing our Strategic Objective of Becoming Predominately a Metal Coatings Company Strategically Investing with Purpose and Agility to Create Value Capturing a Larger Portion of the Metal Coatings Market Operating Business Overview and Outlook 4 Key Themes In Today’s Presentation

INVESTOR PRESENTATION 5 Vision and Values GUIDING VALUES ■ We Value Our Dedicated Employees and their communities by fully training and equipping them, and providing a safe environment to grow ■ We Value Our Customers by reliably providing high-quality products and services with outstanding customer service ■ We Value Our Shareholders by consistently providing solid returns Environmental, Social and Governance “ESG” ▪ Formed Sustainability Council with Board oversight ▪ Integrating Sustainability into our operations and Company culture ▪ Continued Commitment to Employee Safety, Development and Diversity ▪ Experienced and Diverse Board from various backgrounds Our Mission AZZ will create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability

INVESTOR PRESENTATION 6 Tom Ferguson President and Chief Executive Officer Kurt Russell President & COO Precoat Bryan Stovall President & COO Metal Coatings Gary Hill President & COO AIS Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Since 1993 9 Years at AZZ 3 Years at AZZ 9 Years at AZZ 12 Years at Precoat29 Years at AZZ 14 Years at AZZ and Predecessors Prior Experience Combined corporate culture and shared vision of value-added metal coating solutions and best practices to drive continuous improvement across businesses✓ Experienced Management Team with History of Organic Growth and M&A Integration

Advancing our Strategic Objective of Becoming Predominately a Metal Coatings Company 7

AZZ
INVESTOR PRESENTATION

AZZ's Continued Strategic Transformation Into a Focused Coatings Provider

AZZ has taken strategic actions in recent years to prioritize its Metal Coatings segment, paving the way for our continued evolution into a focused coatings provider

Metal Coatings

- Strong portfolio of complementary high margin coating assets
- Long-term strategy to grow organically and with a robust acquisition program
- Continued focus on driving profitable growth and expanding coating applications
- AZZ Metal Coatings 5-Year Average Adjusted EBITDA Margin: ~29%
- 9 acquisitions since FY2017

Infrastructure Solutions

- Collection of electrical and industrial businesses that support and extend the lifecycle of critical infrastructure
- Continuing to pursue strategic options that will improve focus on coatings
- 5-Year Average Adjusted EBITDA Margin: ~10%

Acquisitions and Divestitures

	FY2017	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023
Coatings	EPC (Enhanced Powder Coating); Rogers Brothers Galvanizing		Tennessee Galvanizing; NuZinc Plating; K2 Partners, Inc.; Preferred Industries	Galvabar (divestiture)	Acme Galvanizing, Inc.	Steel Creek Galvanizing	DAAM Galvanizing; Precoat Metals
Infrastructure Solutions	PEI (Power Electronics Inc)	Powergrid Solutions Inc.	Certain Assets of Lectrus		NLI Nuclear Logistics Inc (divestiture); SMS (divestiture)		

Divestitures

8

Strategically Investing with Purpose and Agility to Create Value 9

INVESTOR PRESENTATION 10 Recently Completed Precoat Acquisition Significantly Positions AZZ in the Broader Coatings Market ■ On May 13, 2022, AZZ Inc. (“AZZ” or the “Company”) (NYSE: AZZ) completed the acquisition of Precoat Metals (“Precoat”) from Sequa Corporation, a portfolio company of Carlyle – Purchase price of $1.28 billion – Net purchase price of approximately $1.13 billion when adjusted for the net present value of approximately $150 million of expected tax benefits – Valuation represents approximately 8.2x Precoat’s LTM 12/31/2021 adjusted EBITDA after giving effect to the net present value of expected net tax benefits ■ Precoat Metals is the leading independent provider of value-added services for prepainted metal coil coatings in North America – Precoat generated LTM 12/31/2021 sales of $700 million and adjusted EBITDA of $137 million (19.7% margin), which is accelerating this year ■ Advances AZZ’s previously stated strategy of becoming predominantly a metal coatings company – Significantly enhances AZZ’s scale, resulting in illustrative pro forma Sales and adjusted EBITDA for Coatings Related Businesses of $1.4 billion(2) and $340 million(2) – Immediately improves AZZ’s margin profile, with pro forma adjusted EBITDA margin from Coatings related businesses of over 24%(2) – Expected to be more than 20% accretive to adjusted EPS in first full fiscal year – Continuity of leadership and shared cultural values supporting a smooth integration process ■ AZZ funded the transaction with a combination of newly issued debt and equity-linked securities consisting of the following financing package: – 5-year $400 million Senior Secured Revolving Credit Facility (undrawn at close) – 7-year $1,300 million Term Loan B – 8-year $240 million Subordinated Convertible Notes to be purchased by Blackstone, which upon approval of AZZ’s stockholders would convert into Series A Convertible Preferred Shares ■ Pro forma net leverage and net first lien leverage of 5.0x and 4.2x, respectively, as of 2/28/2022 with the goal of returning to below 3.0x net leverage – The conversion of the Subordinated Convertible Notes into Series A Preferred Shares resulted in pro forma net leverage of 4.2x as of 2/28/2022 – Near-term focus on deleveraging and investing in profitable growth projects via the combined company’s strong free cash flow generation – AZZ remains committed to paying a dividend on its common stock while continuing to support profitable growth initiatives ■ The acquisition successfully closed on May 13, 2022 during AZZ’s first quarter FY2023 (1) Pro forma for the acquisitions of Steel Creek and DAAM Galvanizing, AZZ generated LTM 2/28/2022 revenue of $935 million and adjusted EBITDA of $165 million (17.6% margin). (2) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. Does not include any estimated run-rate synergies.

AZZ

INVESTOR PRESENTATION

Highly Complementary Acquisition Creates a Predominantly Metal Coatings Company with Leading Positions Across Value Chain

Acquisition of Precoat represents a continued transition of AZZ from a portfolio of businesses to a focused provider of coating and galvanizing solutions for critical applications

Precoat Metals Advances AZZ's Strategy of Becoming Predominantly a Metal Coatings Company While Significantly Enhancing Scale and Margins

AZZ

Revenue: $935 million
Adjusted EBITDA: $165 million
Adjusted EBITDA Margin: 17.6%


Infrastructure Solutions
41%
Metal Coatings
59%


International
12%
North America
88%

AZZ + Precoat Metals

Revenue: $1,634 million
Adjusted EBITDA: $302 million
Adjusted EBITDA Margin: 18.5%


Precoat Metals
43%
Metal Coatings
34%
Infrastructure Solutions
23%


International
7%
North America
93%

Highly Complementary Acquisition With Strong Strategic Fit

	AZZ Metal Coatings		Precoat Metals
Sales	$551 million	*More than Doubles Coatings-Related Sales*	$699 million
Substrate	Steel		Steel, Aluminum
Value Chain	Post-Fabrication		Pre-Fabrication
Solutions Offering	• Hot-dip galvanizing • Spin galvanizing • Powder coating • Anodizing • Plating • Other surface coating applications		• Prepaint coating • Shape correction • Cut-to-length • Slitting • Embossing • Laminating / printing
End Markets	• Industrial • Construction • OEM • Renewable / Utility • Petrochem • Other		• Construction • Appliance • HVAC • Container • Transportation • Other
Market Position	**#1 in hot-dip galvanizing in North America**		**#1 independent coil coating provider across end markets**

Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. Does not include any estimated run-rate synergies.

11

INVESTOR PRESENTATION Near-term capital allocation plan focused on deleveraging through strong free cash flow generation with longer-term focus on reinvestment to drive future growth✓ Capitalize on shared vision of value-added metal coating solutions and best practices to drive continuous operational improvements✓ Greater investment and increased support to the Precoat team to drive improvements in the organization and accelerate growth✓ Highly Strategic Acquisition With Significant Upside Potential for Shareholders Integrate and enhance combined corporate culture and values to leverage the best practices of both organizations✓ 12

Capturing a Larger Portion of the Coatings Market 13

AZZ
INVESTOR PRESENTATION

U.S. Pre-Painted Coil Industry

Pre-painted coil is a subsegment of the overall metal materials market which adds valuable performance, durability, texture and aesthetics

Commentary

- The pre-painted coil market is a ~$3.7bn industry in the U.S. and accounts for 8% of the broader steel and aluminum materials market, as well as 15% of all sheet/coil steel and aluminum in 2021E
- The pre-painted segment serves a diverse set of end markets and is benefitting from positive trends in key end markets, including a broader trend of customers adopting or converting to the use of pre-painted coil instead of uncoated or post-painted materials
- Since 2017, pre-painted coils have gained an estimated ~6% share of the total U.S. coating volume, and the pre-painted market is expected to grow at a 6.5% CAGR from 2021E – 2026E

Prepaint Subsegment with Broader Metal Materials


~112.2mm tons
Steel & Aluminum Materials
~57.9mm tons
Sheet / Flat-Rolled Coil
~25.5mm tons
Coated Market
~8.5mm tons
Prepainted
Coil
'21–'26E CAGR
2.1%
Sheet Steel
5.7%
Sheet
Aluminum
6.5%
Prepainted Coil

U.S. End Market Breakdown[(1)]


Other
7%
Transportation
10%
Commercial/
Industrial/
Architectural
Construction
26%
Container
23%
Agricultural
Construction
12%
Residential
Construction
10%
HVAC
9%
Appliance
3%

Diversity of application demand and growth of metals, particularly in construction & containers, expected to generate strong growth for pre-painted coils over the next 5 years

U.S. Pre-painted Coil Market[(1)]


Precoat
20%
Other
31%
Cornerstone
10%
SDI
7%
Novelis
5%
Steelscape
3%
Imports
13%
Ternium
2%
Vorteq
3%
Kaiser
3%
MSC
3%

Precoat is the clear leader in the pre-painted market, which drives above end market growth rates due to increasing focus on conversion from post-paint to pre-painted coils

U.S. Regional Breakdown[(1)]


Northeast
12%
West
15%
Midwest
36%
South
37%

Precoat's footprint in close proximity to major customers, metal suppliers and major ports supporting a highly efficient supply chain in key regions

(1) Reflects 2020 US market mix.

14

AZZ INVESTOR PRESENTATION

Demand for Coil Coating Is Expected to Significantly Outpace Market Capacity

Rebound in Demand Conditions

Precoat's Coil Coating Volume
(in millions tons)


Trade War
COVID
1.7
1.6
1.5
1.5
1.7
2017A
2018A
2019A
2020A
2021A

- Recovery from 2018-19 period that was impacted by Section 232, Trade War between the U.S. and China, and abnormally severe flooding in the U.S.
- Impact of retaliatory tariffs has abated
- COVID-impacted sectors have begun to recover with volumes approaching normalized levels

+

Shift to Prepaint Coating

2021E Pre-paint Subsegment by U.S. Coating Volume


~112.2mm tons
Steel & Aluminum Materials
~57.9mm tons
Sheet / Flat-Rolled Coil
~25.5mm tons
Coated Market
~8.5mm tons
Prepainted Coil
'21–'26E CAGR
5.7%
Sheet Aluminum
2.1%
Sheet Steel
6.5%
Prepainted Coil

- Precoat is the leader in pre-painted metal, which is coated prior to manufacturing the end product
- Customers increasingly relying on pre-painted metal due to product performance, sustainability and savings
  - Driving customer conversion from post-paint to pre-paint
- Pre-painted metal has been gaining share in the overall coated metal market, a trend that is expected to continue

+

Tight Supply With New Lines Needed to Meet Projected Demand

U.S. Coil Coating Demand vs. Capacity
(in millions tons)


8.5
9.4
10.3
10.5
10.9
11.6
~3.1mm ton deficit requiring ~14 lines
Capacity at current industry utilization
2021E
2022E
2023E
2024E
2025E
2026E

- Market demand expected to significantly outgrow capacity, likely requiring 14 new high-end lines to meet projected volume at current utilization rates
- Particularly tight capacity in container and aluminum
- Precoat has available capacity to address growth in end market demand and deliver on its business plan

Highly attractive market environment with demand outpacing supply

15

AZZ INVESTOR PRESENTATION

North American Hot-Dip Galvanizing Market

Post-Fabrication Hot-Dip Galvanizing is a subset of the overall metal coatings materials market which protects steel structures from corrosion, using zinc, a environmentally friendly infinitely reusable material

Commentary

- The North American Hot-Dip Galvanizing Market is estimated to be a ~$2 billion industry with growth rates similar to GDP.
- The Hot-Dip market serves a diverse set of end markets and is benefitting from positive trends in key end markets, including a broader set of customers that galvanize fabricated products due to its superior corrosion protection, and overall increased infrastructure spending in North America
- The Hot-Dip galvanizing market penetration in North America is ~33%, whereas in Europe it is more developed at ~+50%; North America has an opportunity to grow to similar penetration rates

U.S. End Market Breakdown


Sales
Recreation 4%
Agriculture 6%
Petrochemical 3%
Bridge & Highway 6%
OEM's 15%
Electrical & Telecommunication 15%
Industrial 25%
Construction 26%

Diversity of demand, and growth/investment in infrastructure will drive demand for galvanizing

U.S. Hot-Dip Galvanizing Market


Competitor Landscape; # of plants
AZZ, 41
Valmont, 19
V&S, 8
South Atlantic, 9
Metalplate, 7
Monnig, 5
Corbec, 4
ZincPower, 4
Others, 78

AZZ is the clear leader in hot-dip galvanizing, and has industry-leading margins due to focus on operations improvement, customer service and pricing

U.S. Regional Breakdown


Sales by Region
Southeast, 12%
Central, 24%
Southwest, 20%
Northeast, 21%
Texas, 23%

AZZ's industry-leading footprint and proximity to metal fabricators is a key competitive advantage

16

Operating Overview 17

INVESTOR PRESENTATION Current Situation / Macro Update Geopolitical Supply Chain / Inflation / Commodity Prices ■ AZZ’s Metal Coatings segment and Precoat are both 100% North America-based, resulting in no disruption/exposure from the Russia / Ukraine war, and insulated from broader global uncertainty ■ While AZZ and Precoat continue to monitor supply chain related disruptions as well as material and labor inflation, both businesses have been able to expand margins due to short-cycle contracts and purchase orders that allow for agility in pricing as costs rise ■ AZZ’s Metal Coatings segment and Precoat both operate via a tolling model in which customers procure and own the metal, resulting in no direct exposure to movements in steel or aluminum prices ■ Strategic management / pricing and pass-through mechanisms help insulate both businesses from changes in input costs while also offering a wide range of value-added services that are independent of the base processes ‒ AZZ stores reserves of zinc, a key galvanizing input, and utilizes fixed price forward contracts to manage purchasing, while preemptively enacting price changes to manage fluctuations in zinc prices ‒ Precoat takes no commodity price risk on coatings by directly passing through paint costs to customers with a markup for processing services, creating an incremental margin opportunity as input costs rise 18

INVESTOR PRESENTATION Current Situation / Macro Update (Cont’d) COVID-19 ESG ■ AZZ and Precoat are both considered providers of critical infrastructure, so both companies remained open throughout the COVID-19 pandemic ■ AZZ’s Metal Coatings segment was impacted by lower volumes of steel processed in FY2021 due to the economic slowdown, but maintained strong performance due to cost containment measures and saw sales rebound by 13% in FY2022 ■ Despite a challenging demand environment in 2020, Precoat showed resilient performance and generated both revenue and adjusted EBITDA growth ■ Precoat demonstrated strong performance in 2021 largely driven by increases in volume and price, which is expected to continue in 2022 ■ AZZ remains committed to operating in a sustainable and socially responsible manner, while minimizing the environmental impact of its operations ■ In 2021, AZZ published its inaugural annual ESG Report, representing the initial step in AZZ’s commitment to regularly disclosing ESG performance ■ AZZ closely considered ESG when evaluating Precoat, and Precoat’s pre-paint solution offers environmental benefits relative to other coating methods, resulting in less waste, paint usage and energy usage 19

AZZ
INVESTOR PRESENTATION

Our Leading Coatings Businesses

AZZ Metal Coatings
(PF FY22 Sales: $551 million)

#1 in Hot-Dip Galvanizer in the post-fabrication market

Hot-Dip Galvanizing




- Protects, extends lives and enhances a variety of critical infrastructure products across broad set of industries for up to 75 years in most applications

Surface Technologies




- Powder coatings
- Plating
- Anodizing
- Anti-corrosion & cosmetic benefits
- Highly automated

Hot-Dip Galvanizing ~30% Market Share(1)

AZZ Precoat Metals
(PF FY22 Sales: $699 million)

#1 Coil Coatings solution provider in the pre-fabrication market

Coil Coating




- Only independent coil coating solutions provider of scale serving every end market
- Both large and small, complex runs, of steel, stainless, aluminum

Value Added Solutions




- Full breadth of value-added service offerings including warehousing, shape correction, embossing, slitting and blanking
- Unmatched footprint in close proximity to customers, suppliers and key modes of transportation

Coil Coating ~20% Market Share(1)

Note: Financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing.
(1) Management estimates.

20

AZZ
INVESTOR PRESENTATION

AZZ Metal Coatings Business Summary

Key Facts

Pro Forma FY22 Sales (% of Total)	**$551 Million** 59% of Total
Pro Forma FY22 Adj. Operating Income[(1)] *(% Margin)*	**$134 Million** *24.3%*
Facilities	**47**

Service Offerings


Hot-Dip
Galvanizing


Surface
Technologies

Includes powder coating, anodizing and plating

Business Highlights

- Unmatched protection and corrosion resistance for prefabricated steel
- Strategic footprint offers significant advantage
- Essential service to critical infrastructure
- Stable volumes and strong financial performance
- Highly fragmented landscape with diverse end markets
- Addresses cosmetic as well as anti-corrosion needs for metal coatings and finishing
- Alignment with Galvanizing has provided stronger financial performance

End Markets Served



Industrial: 25%



Construction: 26%



OEM: 15%



Renewable/Utility: 15%



Petrochem: 3%



Other: 16%[(2)]

Note: Financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing.
(1) Segment adjusted operating income not burdened by corporate costs.
(2) Other includes agriculture, bridge & highway, and recreation.

21

INVESTOR PRESENTATION 22 # 1 Hot-Dip Galvanizing Market Position in North America ■ Expansive footprint with 41 galvanizing locations throughout North America o Proximity to customers offers competitive advantage o Strong back-office and logistics network drive sales and operational efficiencies o Facilities differentiated on services and quality ■ Compelling platform poised for growth o Adjacency opportunities in corrosion protection o Digital Galvanizing System driving greater operational efficiency, productivity and customer service o Geographic expansion North America’s Largest Independent Hot-Dip Galvanizer of Post-Fabricated Steel

AZZ
INVESTOR PRESENTATION

Metal Coatings Segment Continues Strong Year-Over-Year Performance

Historical Growth Trajectory


FY18 – FY22 CAGR: 5.9%
($ in millions)
$389
22.1%
FY18
$440
19.5%
FY19
$496
22.3%
FY20
$457
23.5%
FY21
$551
$32
$519
24.3%
FY22
Sales
Adj. Operating Income Margin
Sales
Adj. Operating Income Margin
DAAM & Steel Creek

Growth Drivers

- Increasing utilization of Digital Galvanizing System
- Sales force approach to market
- Expand Spin Galvanizing
- Focused growth on other coatings applications

Near Term Priorities

- Continue to focus on customer service across the platform
- Effectively integrate recent acquisitions – 9 Metal Coatings segment acquisitions since 2017
- Continue to expand Spin Galvanizing and additional expansion of products to our customers
- Continue to target 21 – 23% operating margins for the segment – recently exceeding longer-term expectation on improved volumes and customer service excellence
- Target GDP+ growth driven by expanded and value-added services and continued strategic bolt-on acquisitions

Note: Financials pro forma for divestiture of Galvabar. FY2022 financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. Segment adjusted operating income not burdened by corporate costs.

23

AZZ
INVESTOR PRESENTATION

Precoat Metals Is the Leading Independent Metal Coil Coating Solutions Provider in North America

Precoat Metals Business Summary

- Leader in the advanced application of protective and decorative coatings and related value-added services for steel and aluminum coil in North America
- Leading positions and strong track record servicing the fastest growing segments of the most demanding and highest value end markets
- Highly diversified product and solutions offering across metal substrates and coatings coupled with differentiated value-added processing capabilities
- Focus on service and embracing complexity with ability to coat both large and smaller runs efficiently
- Only scaled, independent coil coatings solution provider capable of coating steel and aluminum from multiple sources
- Network of 13 strategically located manufacturing facilities in close proximity to major customers and metal suppliers, supporting highly efficient supply chain logistics and providing sustainable competitive advantage
- Superior processing capabilities and operational flexibility, focusing on value-added applications
- Proven growth strategy focused on substrate diversity, conversion to pre-paint opportunities and strategic partnerships with high-value customers and suppliers
- Diverse blue-chip customer base with long-term relationships and low concentration
- Attractive financial profile: LTM 12/31/2021 sales of $700 million and adjusted EBITDA of $137 million (~20% margin)
- ~1,100 employees
- Corporate office located in St. Louis, Missouri

#1
position across highly attractive and growing end markets

15 coating lines and
17 processing lines

1/3
of coating volume undergoes value-added processing

1.7 million
tons volume of metal coated per year

LTM 12/31/2021 Sales Breakdown


41%
18%
16%
8%
5%
5%
4%
5%
Comm/Ind/Arch Construction
Appliance
Transportation
Agricultural Construction
HVAC
Other
Residential Construction
Container

Manufacturing Footprint


1
2
3
4
5
6
7
8
9
10
11
12
13

+$75 million
Investment required to replicate any coating facility, creating sustainable competitive advantage

Differentiated strategic footprint with close proximity to customers, mills and transportation drives significant cost advantages and shorter lead times for customers

Highly differentiated coil coating solutions provider distinguished by unique scale, customer service, breadth of offerings and proprietary know-how

24

AZZ INVESTOR PRESENTATION

Leading Positions in Key End Markets for Precoat Metals

Representative Product Applications

Commercial / Industrial / Architectural


Structural and Mechanical


Last Mile Warehousing

Agricultural


Farm Storage Structures


Animal Confinement

Residential


Barndominium


Weathered Metal Roof Print

Market Position(1): #1 Overall; #1 Entry Doors; #2 Garage Doors

Appliance


Large Appliances


Walk-in Coolers


Display Cases

Market Position: #1

HVAC


HVAC Systems


Water Heaters


HVAC Accessories

Market Position: #1 *(Joint)*

Container


Food & Beverage Containers


General Line Containers


Barrels, Drums and Pails

Market Position: #1

Transportation


Trailers & RVs


Buses


Automotive Lightweighting


Cargo / Truck Trailers

Market Position: #1 Buses; #1 Trailer

Broad product offering across major end markets solidifies Precoat's leading position

(1) Estimated coil coating market position by managment.

25

INVESTOR PRESENTATION Representative Customers 26 ~3,000 Total Customers Diverse Customer Base With No Customer Accounting For >5% of Sales 85% of Top 25 Customer Relationships 10+ Years 600+ Total Customers Diverse Customer Base With No Customer Accounting For >7% of Sales 25+ Years Average Tenure of Top 10 Customers Representative Customers Diverse Blue-Chip Customer Base with Long-Term Relationships and Low Concentration

INVESTOR PRESENTATION $699 Sales Adjusted EBITDA and Margin Pro Forma Pro Forma 17.6% 19.7% 18.5% Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. (1) Does not include any estimated run-rate synergies. 27 ($ in millions) ($ in millions) $1,634 $935 Metal Coatings Infrastructure Solutions Precoat Metals Nearly doubles revenue and adjusted EBITDA✓ Increases higher margin coating mix✓ Compelling opportunity for additional margin upside✓ Coatings Related Coatings Related $165 $137(1) $302 Significantly Enhanced Scale and Attractive Margin Profile Following the Precoat Acquisition

INVESTOR PRESENTATION 28 ■ AZZ and Precoat exhibit strong cash conversion and working capital management ■ Limited working capital and capex requirements ■ Historical investments driving continued profitable growth and margin performance Cumulative 3-Year Adjusted Free Cash Flow(1) 102% 76% Note: Reflects fiscal year ending February 28 for AZZ and fiscal year ending December 31 for Precoat. AZZ financials not pro forma for acquisitions or divestitures. (1) AZZ adjusted free cash flow defined as adjusted free cash flow from operations less capex. Precoat adjusted free cash flow defined as adjusted EBITDA less change in net working capital and capex. (2) Adjusted free cash flow conversion defined as adjusted free cash flow divided by adjusted net income. (3) Adjusted free cash flow conversion defined as adjusted free cash flow divided by adjusted EBITDA. ($ in millions) $215 FY2020 - FY2022 $243 CY2019 - CY2021 Free Cash Flow Conversion(2) Free Cash Flow Conversion(3) Strong Free Cash Flow Generation

INVESTOR PRESENTATION AZZ Precoat Metals(1) 29 (1) Reflects Precoat historical adjusted EBITDA figures as disclosed by Precoat. ($ in millions) ($ in millions) $54 $86 $85 $85 $100 16.7% 20.9% 23.7% 22.3% 21.4% FY2008 FY2009 FY2010 FY2011 FY2012 Adjusted EBITDA Margin (%) $51 $59 $42 $57 $71 12.0% 12.4% 11.6% 14.2% 15.0% CY2007 CY2008 CY2009 CY2010 CY2011 Adjusted EBITDA Margin (%) Resilient Financial Performance Through the Cycle

INVESTOR PRESENTATION Net Leverage Near-Term Focus on Rapid Deleveraging ■ Pro forma net leverage of 5.0x (4.2x following conversion of Subordinated Convertible Notes into Series A Preferred Shares) as of 2/28/2022 with goal of returning to <3.0x by the end of FY2024, in line with AZZ’s publicly committed long-term target of 2.5x to 3.0x ■ Strong free cash flow generation supports deleveraging priority and future growth (Net Debt / Illustrative Pro Forma Adjusted EBITDA) (1) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. 30 (1) 2.4x 1.7x 0.9x 1.5x 1.5x 4.2x <3.0x 2.5x 5.0x 3.0x FY2018 FY2019 FY2020 FY2021 FY2022 Pro Forma 2/28/2022 FY2024 Target Long-Term Target Demonstrated Track Record of Conservative Balance Sheet Management

Business Outlook 31

AZZ
INVESTOR PRESENTATION

Pro Forma Historical Financial Performance (FY2020 – FY2022)

Revenue

($ in millions)


$1,548
$561
$987
FY2020
$1,391
$572
$819
FY2021
$1,634
$699
$935
FY2022
AZZ
Precoat

% YoY Growth	FY2020	FY2021	FY2022
AZZ	6.4%	(17.0%)	10.2% (1)
Precoat	(0.3%)	1.8%	22.3%
Total	3.9%	(10.1%)	15.1%(1)

Adjusted EBITDA

($ in millions)


$235
$86
$149
FY2020
$220
$95
$125
FY2021
$302
$137
$165
FY2022
AZZ
Precoat

% Margin	FY2020	FY2021	FY2022
AZZ	15.1%	15.3%	17.6%
Precoat	15.4%	16.5%	19.7%
Total	15.2%	15.8%	18.5%

Capex

($ in millions)


$56
$21
$34
FY2020
$55
$16
$39
FY2021
$51
$23
$29
FY2022
AZZ
Precoat

% of Sales	FY2020	FY2021	FY2022
AZZ	3.5%	4.7%	3.1%
Precoat	3.8%	2.8%	3.2%
Total	3.6%	3.9%	3.1%

Adjusted EBITDA – Capex

($ in millions)


$180
$65
$115
FY2020
$165
$79
$86
FY2021
$251
$115
$136
FY2022
AZZ
Precoat

% Margin	FY2020	FY2021	FY2022
AZZ	11.6%	10.5%	14.5%
Precoat	11.6%	13.8%	16.4%
Total	11.6%	11.9%	15.3%

Note: Reflects fiscal year ending February 28 for AZZ and fiscal year ending December 31 for Precoat. AZZ financials pro forma for the divestitures of Galvabar, NLI and SMS and one-time expenses. AZZ FY2022 financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. Reflects AZZ reported and adjusted financials for each fiscal year presented and Precoat financial information received during due diligence, which does not necessarily reflected audited financials. Does not include any estimated run-rate synergies.

(1) Not pro forma for acquisitions of Steel Creek and DAAM Galvanizing.

32

INVESTOR PRESENTATION

Highly Attractive End Markets Benefitting from Accelerating Tailwinds

AZZ's Post-Fabrication Hot-Dip Galvanizing business is focused on the subset of the overall metal coatings materials market which protects post-fabricated steel structures from corrosion, using zinc, a environmentally friendly infinitely reusable material


Recreation
Agriculture
Petrochem
Bridge & Hwy
OEM
Electrical/T&D
Construction
Industrial

- AZZ is North America's largest independent provider of hot-dip galvanizing to the post-fabrication metal market
- Recreation market has seen a surge in investment due to recent COVID pandemic (boat trailers, docks, RV frames)
- Agriculture construction has significant headroom coming off the lowest levels in 20 years following the trade war between the U.S. and China, driving investment and construction of agriculture equipment and structures
- Petrochem market seeing the return of capital projects as oil prices rise
- Bridge and highway construction being driven higher due to government spending on infrastructure and a growing number of structurally deficient bridges
- OEM (truck and trailer) market seeing record high orders as transportation companies struggle to keep up with demand
- Electrical/T&D market investment is being driven by grid hardening, resiliency, renewable integration which drives demand for galvanized poles, lattice towers, solar sub-frames
- General construction market driven by growth and investment in North America and the return to on-shore manufacturing
- Industrial demand for hot-dip galvanizing growing with several large multi-year industrial projects active throughout the U.S.
- The hot-dip galvanizing market penetration in North America is ~30%, whereas in Europe it is more developed at ~50%+; North America has an opportunity to grow to similar penetration rates
- Hot-dip galvanizing market is benefitting from end-market conversion away from wet-spray paint (VOC/ESG issues) to a more environmentally friendly option (hot-dip galvanizing)

Strong demand outlook for post-fabricated steel benefitting from positive trends in key end markets

33

INVESTOR PRESENTATION 34 Precoat is well-positioned in highly stable end markets with secular tailwinds and “new norms” in pre-painted segment driving above end market growth Diverse, Growing Markets Foundation for Robust Market Growth Across End Markets Precoat 2021A Revenue by End Market Metal Materials Market Growth Pre-painted Metal Subsegment Growth Commercial/ Industrial/ Architectural Construction Agricultural Construction Residential Construction Appliance HVAC Container Transportation Other 2-3% 2-3% 2-3% 5-8% 3-5% 5-10% 4-7% 1-2% 5.9% 4.6% 3.2% 16.6% 3.8% 9.5% 4.9% 3.2% Normalizing Trends Affecting End Market Growth Rates: ✓ Construction: ✓ Non-Res: Rebounding demand in commercial sectors such as offices ✓ Agriculture: Market has stabilized coming out of Trade Wars, with significant pent-up construction demand following rebound in equipment spend ✓ Res: Strong momentum in housing starts ✓ Appliance/HVAC: Manufacturing restart post-COVID ✓ Transportation: Strong post-COVID recovery across automotive sector Accelerating Secular Tailwinds and “New Norms” Driving Outsized Growth in Prepainted Metal: ✓ Construction: ✓ Non-Res: Growth in last-mile warehousing, cold storage facilities and data centers as online shopping delivery and digital asset build outs accelerate ✓ Residential: Increasing adoption of metal housing and roofing ✓ Transportation: Megatrends including automotive light-weighting and increased demand for supported vehicle types (last-mile delivery vehicles, RVs and tractor trailers) ✓ Container: Sustainability/recyclability megatrends driving conversion from plastic to aluminum; “keg to can” trend of at-home beverage consumption; increased use of decorative coatings ✓ Appliance: Accelerating OEM conversion from use of post-painted to pre-painted metal Additional Upside: – Early innings in agricultural construction recovery – Infrastructure bill to spur additional upside across end markets with potential to add ~700k tons per year of incremental pre-painted coil demand – OEMs increasingly interested in outsourcing to core competency providers – Electrification trends driving demand for battery housing in electric vehicles metal 1 2 3 + ~3% Broader End Market Growth Rate + ~3% Incremental Growth from Pre-painted Exposure + UPSIDE Multiple levers and new market opportunities could drive further, outsized growth 3 2 1. + ~6% 41% 18% 16% 8% 5% 5% 4% 5% Highly Attractive End Markets Benefitting from Accelerating Tailwinds (Cont’d)

INVESTOR PRESENTATION Fiscal Year 2023 Outlook 35 • Volumes in the Metal Coatings segment continue to be strong. • Within our Metal Coatings business, we continue to see strong demand from several end markets including renewables, transmission and utility, industrial and construction • The 2023 first quarter will include the full benefit of both the Steel Creek and DAAM acquisitions • Demonstrated resilience during past recessionary periods • AZZ Precoat Metals segment continues to see strong steel and aluminum coil coatings demand. • Industry shift from post-painted to pre-painted steel driving demand across a variety of industries • Increases in imported steel • Growing shift from plastic to aluminum is driving demand for coated containers • Demonstrated resilience in past recessionary periods • AZZ’s Infrastructure Solutions segment continues to see improved bookings and backlog and should exceed prior year results. • Uninterrupted manufacturing operations continue, despite seeing supply chain delays for some switchgear and e-house components • Hazardous duty lighting and tubular products are seeing improved demand as result of higher oil prices • Our WSI business is seeing improved demand as refiners schedule more turnarounds that require our solutions

INVESTOR PRESENTATION $170 $170 Sales Adjusted EBITDA and Operating Margin % 23-25% (1) Proforma estimates for FY2023 based on Management estimates for AZZ Metal Coatings and Precoat Metals. (2) Excludes corporate costs and deal related costs (3) Based on current market conditions and projections, and excludes any future acquisitions or divestitures Note: Excludes AIS 36 ($ in millions) ($ in millions) Metal Coatings Precoat Metals More than doubles sales of coatings✓ Significantly enhances overall EBITDA and margin profile✓ Illustrative Pro Forma Segment-Level Sales and EBITDA – Full Year $600 $800 $1,400(1) 16-17% $340(2) Metal Coatings Metal Coatings Op. Margin %

NYSE: AZZ